STATE FARM VARIABLE PRODUCT TRUST

June 16, 2008 Supplement to the Prospectus dated May 1, 2008

The information in this supplement updates information in, and should be read in conjunction with, the Prospectus.

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On June 13, 2008, the Board of Trustees (“the Board”) of State Farm Variable Product Trust (the “Trust”) unanimously took the following actions, each of which is anticipated to become effective on September 2, 2008:

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Terminated the Investment Sub-Advisory Agreement between the Trust, State Farm Investment Management Corp. (the “Adviser”) and Capital Guardian Trust Company with respect to the Trust’s Large Cap Equity Fund and International Equity Fund;

¡	Appointed Bridgeway Capital Management, Inc. and Westwood Management Corp. as investment sub-advisers to the Large Cap Equity Fund; and

¡	Appointed Marsico Capital Management, LLC and Northern Cross, LLC as investment sub-advisers to the International Equity Fund.

There is no change in the Investment Advisory and Management Services agreement between the Trust and the Adviser and, therefore, shareholders of the Large Cap Equity Fund and the International Equity Fund will pay the same investment advisory and management service fees after the effective date of these changes as before.

Shareholders of the Large Cap Equity Fund and the International Equity Fund will receive detailed information after September 2, 2008 about the Board’s appointment of new sub-advisers for the Large Cap Equity Fund and the International Equity Fund.

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The International Equity Fund may invest up to 10% of its net assets at the time of investment in companies located in emerging or developing markets, such as Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. The risks associated with investments in emerging or developing markets are discussed in the Prospectus under the sub-heading of, “Foreign Investing Risk.”

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The Investment Advisory and Management Services Agreement between the Trust and the Adviser provides that the Trust will pay investment advisory and management service fees to the Adviser monthly rather than quarterly.

Please retain this Supplement for future reference.

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